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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2004
                                                         ----------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Federal                   000-50810                   42-1634975
-----------------------------      -----------                --------------
(State or Other Jurisdiction)      (Commission               (I.R.S. Employer
     of Incorporation)              File No.)               Identification No.)


One Jaffrey Road, Peterborough, NH                                 03458
----------------------------------                                 -----
(Address of Principal Executive Offices)                         (ZipCode)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(D) Edward J. Shea was elected to the Board of Directors of Monadnock Community Bancorp, Inc., effective October 14, 2004. Mr. Shea is expected to be named to all of the committees of the Board of Directors. During the last two years, there have been no transactions or proposed transactions between Monadnock Community Bancorp, Inc. and Mr. Shea or his immediate family where Mr. Shea or his immediate family was or is to have a direct or indirect material interest.

        A press release issued by Monadnock Community Bancorp, Inc. on October 15, 2004 is included as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

        On October 15, 2004, Monadnock Community Bank, the wholly owned subsidiary of Monadnock Community Bancorp, Inc., completed its purchase of the Winchendon branch of Fitchburg Savings Bank, FSB. The deposits of this branch aggregated approximately $6.0 million.

        A press release issued by Monadnock Community Bancorp, Inc. on October 15, 2004, is included as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B)     PRO FORMA FINANCIAL INFORMATION: None

        (C)     EXHIBITS:

                Exhibit 99.1: Press Release dated October 15, 2004

                Exhibit 99.2: Press Release dated October 15, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MONADNOCK COMMUNITY BANCORP, INC.


DATE:  October 15, 2004              By: /s/ William M. Pierce, Jr.
                                         ---------------------------
                                         William M. Pierce, Jr.
                                         President and Chief Executive Officer